Exhibit 99.1

ErneXa Therapeutics℠

Breaking Through Defenses, Delivering Hope

Providing Hope

Our Mission & Vision

Transform the treatment of cancer by developing scalable, affordable, off-the-shelf cell therapies that restore hope.

We envision a future where cell therapies powered by synthetic iMSCs can offer new options for patients with limited treatment paths.

Business Update

New Breakthrough Preclinical Result: ERNA-101 + anti PD-1 ab exhibited 100% survival and complete tumor clearance in ovarian cancer models

Successfully completed key manufacturing and IND preparation milestones for ERNA-101

Received independent validation of ERNA-101 with complete tumor clearance and durable survival in ovarian cancer models

Selected as one of only ten global companies for prestigious JETRO JEAP (Japan)

IND: Investigational New Drug; JETRO: Japan External Trade Organization; JEAP: Japan Entry Acceleration Program

Pipeline Driving Next-Generation induced Mesenchymal Stromal Cell (iMSC) Therapies

Program	Indication	Combinations	Stage (Preclinical / Phase 1 / Phase 2)	Upcoming Milestones
ERNA-101 (IL7_IL15)	Platinum Resistant Ovarian Cancer	Pembrolizumab + Bevacizumab	Preclinical	IND Submission by Q4 2026; FIH Study by Q1 2027
ERNA-101 (IL7_IL15)	Other Gynecological Cancer, Immunologically Cold Tumors	TBD	Preclinical	
ERNA-101 (IL7_IL15)	Immunologically Cold Tumors	Immunotherapies*	Preclinical	
ERNA-102 (IL7_IL15 + IL15R), ERNA-103 (IL7_IL15 + CXCL9)	Solid Tumors	TBD	Preclinical	

*Adoptive cell therapies with CAR-NK cells, CAR-Ts, TILs; T cell engagers (e.g. BiTEs); therapeutic vaccines and T cell checkpoints

ERNA-101: Pro-Inflammatory Fusion Cytokines (IL-7_IL-15) Secreting iMSC for Allogenic Therapy

100% Cure Rate in ovarian tumor xenograft model (combination with anti-PD-1)

Advancing Towards Phase 1 Study in PROC in Q1-2027

NASDAQ: ERNA
ernexatx.com

Investor Relations
JTC Team
Phone: 908.824.0775
Email: erna@jtcir.com

Mechanism of Action of ERNA-101: Leveraging the Intrinsic Tumor-Homing Ability of MSCs to Create a Trojan Horse for Cold and Hot Tumors

ERNA-101 consists of iMSCs engineered to secrete a novel immune-enhancing fusion of the cytokines IL-7 and IL-15 (IL-7_IL-15)

The IL-7_IL-15 fusion cytokine ("fusokine") demonstrated to be more effective than the individual cytokines in several preclinical models

ERNA-101 selectively infiltrates and homes into solid tumors (Trojan Horse for Cancer)

After infiltrating solid tumor, ERNA-101 delivers pro-inflammatory fusion cytokines (IL-7_IL-15) selectively to the tumor microenvironment (TME)

This secretion of IL-7_IL-15 in TME leads to increased activation and recruitment of $CD4^+$ and $CD8^+$ T cells, Natural Killer (NK) cells and pro-inflammatory M1 macrophages in TME

This leads to anti-tumor immune response in solid tumors



A Cold Tumor
B Hot Tumor
Cold tumor
Poor T/NK infiltration
Low IFN-γ / IL-12, low CXCL9/10
Anti-PD-1 alone: limited efficacy
Edge T cells
Treatment with ERNA-101
Fusion cytokine
ERNA-101
CXCL9/10
Localized IL-7 / IL-15: proliferation and survival
Activated CD8⁺ T cells (CXCR3+)
ERNA-101 (IL-7/IL-15 MSCs)
Activated NK cells (CXCR3+)
IFN-γ
IL-12
cDC1
Robust response to anti-PD-1

Breakthrough Preclinical Result: ERNA-101 + Anti PD-1 ab Exhibited 100% Survival & Complete Tumor Clearance in Ovarian Cancer Model



PBS
Control iMSC
ERNA-101
PD1 Ab
ERNA-101+PD1 Ab
Survival (%)
100
75
50
25
0
Time (days)
100
200
300

1 ID8-Luc-OVA tumor inoculation — 3×10^6 cells, IP (Day 0)
2 iMSC/ERNA-101 dose 1 — 1×10^5 cells, IP (Day 11)
3 Anti PD-1 ab dose 1 — 2.5mg/kg, IP (Day 18)
4 iMSC/ERNA-101 dose 2 — 1×10^5 cells, IP (Day 25)
5 Anti PD-1 ab dose 2 — 2.5mg/kg, IP (Day 31)
6 ID8-Luc-OVA Rechallenge — 3×10^5 cells, IP (Day 170)
7 ID8-Luc-OVA Rechallenge — 3×10^5 cells, SubQ (Day 235)

Combination of ERNA-101 with Anti-PD1 Antibody Leads to Complete Regressions and Long-Term Survival in $ID8^{LUC\text{-}OVA}$ Syngeneic Mouse Model of Ovarian Cancer

Treatment	Survival (Days) Median	Overall
PBS	66	90 (100% dead)
iMSC	68	90 (100% dead)
ERNA-101	75	139 (100% dead)
PD1 Ab	139	139 (60% dead)
ERNA-101+ Anti PD1 Ab	**n/a**	**Not Reached (100% ALIVE)**

PD-1 looks stronger in the artificially immunogenic model here. In real cold tumors, ERNA-101 breaks the barrier and PD-1 finishes the job.

THE UNIVERSITY OF TEXAS MD Anderson Cancer Center

Ernexa's Development Plan for Next 24 Months: Several Near Term Tangible Milestones with ERNA-101 Entering Into Clinical Program in 2027 and Next-Generation Asset Advancement



Q3-2026
Q4-2026
Q1-2027
Q2-2027
Q3-2027
Q4-2027
Q1-2028
Q2-2028
ERNA-101 IND Submission
ERNA-101 FIH First Patient Dosed
ERNA-101 FIH Interim Results
ERNA-101 FIH Final Results
ERNA-101
Platinum Resistant Ovarian Cancer
First in Human (FIH) Phase 1 Study in Platinum-Resistant Ovarian Cancer
Other Gynecological Cancer, Immunologically Cold Tumors**
Preclinical Studies on ERNA-101 for Second Indication
ERNA-102; ERNA-103
Solid Tumors
Preclinical Studies on ERNA-102 (15R), ERNA-103 (CXCL9)
Corporate
Clinical Development with Co-development Partnership in Japan
Explore Co-development Partnership Opportunities
Near Term Inflection Points

** If the ERNA-101 study is planned for other gynecological cancers, we may not to submit a separate IND